THE LAZARD FUNDS, INC.
Lazard International Small Cap Portfolio

Supplement to Prospectus dated May 1, 2000

The following information replaces any contrary information contained in the Prospectus.

The International Small Cap Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers "small non-U.S. companies" to be those non-U.S. companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion or in the range of the smallest 10% (by market capitalization) of companies included in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index.

February 22, 2001